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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Financial Statements of the CUNO Incorporated Savings and Retirement Plan (the "Plan") of CUNO Incorporated (the "Company") on Form 11-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frederick C. Flynn, Jr., Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Report fairly presents, in all material respects, the assets available for benefits and changes in assets available for benefits of the Plan.


/s/ FREDERICK C. FLYNN, JR.
---------------------------
Frederick C. Flynn, Jr.
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: June 23, 2003